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                                                                      Exhibit 99



                      FIRSTFEDERAL FINANCIAL SERVICES CORP

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 16, 1998

         The undersigned hereby appoints the Board of Directors of FirstFederal Financial Services Corp ("FirstFederal" or the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Black Tie Conference Center, 50 Riffel Road, Wooster, Ohio on June 16, 1998 at 9:00 a.m., Wooster, Ohio time, and at any and all adjournments and postponements thereof.

         This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         1. The adoption of the Agreement of Affiliation and Plan of Merger, dated as of February 6, 1998, by and between FirstFederal and First Shenango Bancorp, Inc. ("First
                  Shenango"), pursuant to which First Shenango will merge with and into FirstFederal (the "Merger"), as more fully described in the accompanying Joint Proxy Statement/Prospectus.

                     [ ] FOR THE MERGER AGREEMENT   [ ] AGAINST THE MERGER AGREEMENT   [ ] ABSTAIN

         2. The adoption of an amendment to FirstFederal's Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder from 20,000,000 to 40,000,000 (the "Share Increase Amendment").

                    [ ] FOR THE SHARE INCREASE    [ ] AGAINST THE SHARE              [ ] ABSTAIN
                        AMENDMENT                     INCREASE AMENDMENT

         3. The adoption of an amendment to FirstFederal's Articles of Incorporation to change FirstFederal's name from "FirstFederal
                  Financial Services Corp" to "Signal Corp" (the "Name Change
                  Amendment").

                    [ ] FOR THE NAME CHANGE    [ ] AGAINST THE NAME CHANGE         [ ] ABSTAIN
                        AMENDMENT                  AMENDMENT

         4.       ELECTION OF DIRECTORS            NOMINEES:   R. Victor Dix, Daniel H. Plumly, L. Dwight Douce,
                                                               David J. Olderman, David L. Vernon, James J.
                                                               Little, Joseph P. Ciolek

                    [ ] FOR all nomine           [ ] WITHHOLD
                        listed to the right          AUTHORITY          (INSTRUCTION: To withhold authority to vote for any
                        (except as indicated         to vote for all    individual nominee, write that nominee's name in the space
                        to the contrary)             nominees listed    provided below.)
                                                     to the right
                                                                        ----------------------------------------------------------

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                                    (Continued and to be SIGNED on Reverse Side)




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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                              Dated:                      , 1998
                                                    ----------------------


                                              ----------------------------------
                                                   Signature of Shareholder



                                              ----------------------------------
                                                   Signature of Shareholder


                                              Please sign exactly as your name
                                              appears herein. When shares are
                                              held for joint tenants, both
                                              should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by President or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE



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                          FIRST SHENANGO BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 23, 1998

         The undersigned hereby appoints the Board of Directors of First Shenango Bancorp, Inc. ("First Shenango" or the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders ( the "Meeting"), to be held at the Company's main office, 25 North Mill Street, New Castle, Pennsylvania, on Tuesday, June 23, 1998, at 4:00 p.m. and at all adjournments and postponements thereof, as follows:

         1.       The approval of the Agreement of Affiliation
                  and Plan of Merger, dated as of February 6, 1998,                 FOR        AGAINST        ABSTAIN
                  by and between First Shenango  and FirstFederal                   [ ]          [ ]             [ ]
                  Financial Services Corp ("FirstFederal"), pursuant
                  to which First Shenango will merge with and into FirstFederal, as more fully described in the accompanying Joint Proxy
                  Statement/Prospectus.

         2.       The election as directors of all nominees listed below             VOTE FOR         VOTE WITHHELD
                  (except as marked below to the contrary).                             [ ]                [ ]

                  NOMINEES:  Ronald P. Bergey, Robert H. Carlson

                  INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

                -------------------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE ABOVE
                              LISTED PROPOSITIONS.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.





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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Shareholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated ______ __, 1998 and an Annual Report to Shareholders.

Dated:                   , 1998
        -----------------
                                             [ ]   Please check here if you plan
                                                   to attend


------------------------------               -----------------------------------
Print Name of Shareholder                    Print Name of Shareholder


------------------------------               -----------------------------------
Signature of Shareholder                     Signature of Shareholder


         Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or partnership, please give your full title. If shares are held jointly, each holder should sign.

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.